UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2016

MEDIVATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32836	13-3863260
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

525 Market Street, 36th Floor

San Francisco, California 94105

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (415) 543-3470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification of Rights of Security Holders.

On April 29, 2016, the Board of Directors of Medivation, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (the “Bylaws”) to add the two provisions set forth below.

Procedural Requirements With Respect To Stockholder Actions by Written Consent

The Bylaws were amended by amending Article 36(c) relating to stockholders acting by written consent to provide that, in the event that a stockholder or stockholders seek to act by written consent, then (a) the Company shall engage independent inspectors of elections for the purpose of performing promptly a ministerial review of the validity of the consents and revocations, (b) for the purpose of permitting the inspectors to perform such review, no action of the stockholders by written consent and without a meeting shall be effective until such inspectors have completed their review, determined that the requisite number of valid and unrevoked consents have been obtained to authorize or take the action specified in the consents, and certified such determination, (c) provide that nothing contained in this new provision shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation, and (d) provide that every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days after the earliest dated written consent received a valid written consent or valid written consents signed by a sufficient number of stockholders to take such action are delivered to the Company in the manner prescribed in Section 36(c) and applicable law, and not revoked.

Forum Selection Provision

The Bylaws were amended by adding a new Article XV thereto, which new Article XV provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director, officer or stockholder of the Company arising pursuant to any provision of the DGCL, the certificate of incorporation or the Bylaws of the Company; or (iv) any action asserting a claim against the Company or any director, officer or stockholder of the Company governed by the internal affairs doctrine.

The Bylaws, as so amended and restated, are attached as Exhibit 3.1 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth under Item 3.03 above, which disclosure is incorporated by reference here.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Medivation, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIVATION, INC.

Dated: April 29, 2016	By:	/s/ Andrew Powell
Andrew Powell General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Medivation, Inc.